                                 EXHIBIT 99(3)

           OXIS International, Inc. and Therox Pharmaceuticals, Inc.
                   Unaudited Pro Forma Financial Information

On July 19, 1995, OXIS International, Inc. ("OXIS") consummated the acquisition of Therox pursuant to a transaction wherein Therox was merged with and into a wholly-owned subsidiary of OXIS. The unaudited pro forma financial information presented below combines the balance sheets of OXIS and Therox as of December 31, 1994 and March 31, 1995 and the statements of operations for the year ended December 31, 1994, and the three months ended March 31, 1995 on a pro forma basis. This pro forma combination gives effect to the following assumptions.

 . That the acquisition of Therox by OXIS occurred as of the beginning of each of the periods presented.

 . That the Therox acquisition would be accounted for as a purchase.

 . That the purchase price paid by OXIS to acquire Therox will be $3,353,313, consisting of 1,440,736 shares of OXIS Common Stock valued at 2.3275 per share. This valuation is based on the average of the closing price of OXIS Common Stock from July 14, 1995 through July 20, 1995, the day after the consummation of the acquisition, discounted 30% for certain trading restrictions and the number of shares of OXIS Common Stock being issued in the transaction, as compared to the average trading volume of OXIS Common Stock.

 . That holders of Therox stock options would exercise their options, resulting in additional equity for Therox of $68,850, prior to the acquisition.

 . That, simultaneous to the acquisition, the two major Therox shareholders would purchase 642,583 shares of OXIS Series B Preferred Stock for an aggregate purchase price of $1,500,000.

 . That the excess of the purchase price paid over the shareholders' equity of Therox would be allocated entirely to technology for in-process products and charged to expense in the first statement of operations for the combined companies.

It should be noted that the unaudited pro forma financial information:

 . does not give effect to any costs of combining the companies or to any efficiencies in operations that could be achieved by combining the companies,

 . does not purport to be indicative either of the results of operations that would have occurred had the acquisition been consummated at the date indicated, or of future combined results of operations of the companies.

The unaudited pro forma financial information presented below should be read in conjunction with the notes hereto and the separate financial statements of the two companies. Unaudited financial statements of the Company as of June 30, 1995 are included in the Company's second quarter Form 10-Q report filed with the Securities and Exchange Commission. Financial statements of Therox as of December 31, 1994 and March 31, 1995 are included in this report on Form 8-K/A.

                     Unaudited Pro Forma Balance Sheet of
                           OXIS International, Inc.
         (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
                       Combined as of December 31, 1994

                                                                 Pro forma          Pro forma
ASSETS                                      OXIS       Therox   adjustments         combined
                                            ----       ------   -----------         ---------
Current assets:
    Cash and cash equivalents            $   936,000  $471,000  $    69,000   (1)  $ 2,976,000
                                                                  1,500,000   (4)
    Certificates of deposit                  496,000                                   496,000
    Accounts receivable                      740,000                                   740,000
    Inventories                              673,000                                   673,000
    Prepaid and other                        228,000     5,000                         233,000
                                         -----------  --------  -----------        -----------

        Total current assets               3,073,000   476,000    1,569,000          5,118,000


Property and equipment, net                1,298,000    18,000                       1,316,000

Assets under capital leases, net           1,340,000                                 1,340,000

Technology for in-process products                                2,902,000   (2)            0
                                                                 (2,902,000)  (3)
Technology for developed products and
    custom assays, net                     5,215,000                                 5,215,000

Other assets                                 268,000    13,000                         281,000
                                         -----------  --------  -----------        -----------

        Total assets                     $11,194,000  $507,000  $ 1,569,000        $13,270,000
                                         ===========  ========  ===========        ===========

                     Unaudited Pro Forma Balance Sheet of
                           OXIS International, Inc.
         (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
                       Combined as of December 31, 1994

LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                       Pro forma                 Pro forma
                                                      OXIS            Therox          adjustments                combined
                                                      ----            ------          -----------                ---------
Current liabilities:
   Note payable to bank                            $   340,000                                                  $    340,000
   Accounts payable                                  1,562,000         $ 123,000                                   1,685,000
   Customer deposits                                 1,116,000                                                     1,116,000
   Accrued liabilities                                 628,000             2,000      $   133,000    (5)             763,000
   Current portion of capital lease obligations        473,000                                                       473,000
                                                   -----------         ---------      -----------               ------------

        Total current liabilities                    4,119,000           125,000          133,000                  4,377,000

Capital lease obligations                              297,000                                                       297,000

Other liabilities                                       79,000                                                        79,000

Shareholders' equity:
    Preferred stock:
        OXIS                                                 0                              6,000    (4)               6,000
        Therox                                                             1,000           (1,000)   (2)                   0

    Common stock:
        OXIS                                         4,661,000                            720,000    (2)           5,381,000
        Therox                                                                 0

    Additional paid-in capital:
        OXIS                                        20,230,000                          2,633,000    (2)          24,224,000
                                                                                        1,494,000    (4)
                                                                                         (133,000)   (5)
        Therox                                                           979,000           69,000    (1)                   0
                                                                                       (1,048,000)   (2)
    Accumulated deficit:
        OXIS                                       (18,139,000)                        (2,902,000)   (3)         (21,041,000)
        Therox                                                          (598,000)         598,000    (2)                   0

    Accumulated translation adjustments                (53,000)                                                      (53,000)
                                                   -----------         ---------      -----------               ------------

        Total shareholders' equity                   6,699,000           382,000        1,436,000                  8,517,000
                                                   -----------         ---------      -----------               ------------

            Total liabilities and shareholders'
            equity                                 $11,194,000         $ 507,000      $ 1,569,000               $ 13,270,000
                                                   ===========         =========      ===========               ============

                   Notes to Unaudited Pro Forma Balance Sheet
                               December 31, 1994

1. To reflect cash paid for exercise of Therox stock options prior to the acquisition of Therox by OXIS.

2. To reflect the pro forma purchase price, $3,353,313, paid to acquire Therox, consisting of 1,440,736 shares of OXIS Common Stock at $2.3275 per share. This valuation is based on the average of the closing price of OXIS Common Stock from July 14, 1995 through July 20, 1995, the day after the consummation of the acquisition, discounted 30% for certain trading restrictions and the number of shares of OXIS Common Stock being issued in the transaction, as compared to the average trading volume of OXIS Common Stock. The excess of the pro forma purchase price over the shareholders' equity of Therox has been allocated entirely to technology for in-process products.

   Stock issued in connection with the acquisition has been recorded in shareholders' equity as follows:


     Common Stock, 1,440,736 shares at $.50 par              $  720,000
     Additional paid-in capital                               2,633,000
                                                             ----------

     Stock issued - 1,440,736 shares at $2.3275 per share    $3,353,000
                                                             ==========

3. The amount allocated to technology on in-process products will be charged to expense in the first statement of operations for the combined companies inasmuch as these amounts relate to research and development for which there is no alternative future use. Consequently, the unaudited pro forma balance sheet has been prepared to present the total assets and shareholders' equity immediately following this write off.

4. To reflect $1,500,000 cash paid by the two major Therox shareholders for 642,583 shares of OXIS Series B Preferred Stock. The Series B preferred Stock is presented as:


     642,583 shares at .01 par     $    6,000
     Additional paid in capital     1,494,000
                                   ----------

     Cash paid                     $1,500,000
                                   ==========

5. To reflect a liability for costs directly attributable to issuance of stock.

6. In addition to the OXIS shares issued, the stockholders of Therox may receive up to $2,000,000 based on the successful commercialization of the Therox technologies. No effect has been given in the pro forma balance sheet for this matter.

                  Unaudited Pro Forma Statement of Operations
                           OXIS International, Inc.
         (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
                 Combined for the year ended December 31, 1994


                                                                       Pro forma     Pro forma
                                              OXIS         Therox     adjustments    combined
                                              ----         ------     -----------    ---------
Revenues:
     Sales                                $  3,325,000                             $  3,325,000
     Royalties                                 145,000                                  145,000
                                          ------------   ----------   -----------  ------------

        Total revenues                       3,470,000                          0     3,470,000

Costs and expenses:
     Cost of sales                           2,074,000                                2,074,000
     Research and development                1,670,000   $  526,000                   2,196,000
     Sales, general and administrative       1,652,000       11,000                   1,663,000
     Purchased in-process technology         3,675,000                                3,675,000
                                          ------------   ----------   -----------  ------------

        Total costs and expenses             9,071,000      537,000             0     9,608,000
                                          ------------   ----------   -----------  ------------

Operating loss                              (5,601,000)    (537,000)            0    (6,138,000)

Interest income                                 82,000       16,000                      98,000

Interest expense                               (48,000)                                 (48,000)
                                          ------------   ----------   -----------  ------------

Net loss                                   ($5,567,000)   ($521,000)           $0   ($6,088,000)
                                          ============   ==========   ===========  ============

Net loss per OXIS share                         ($0.88)                                  ($0.50)
                                          ============                             ============

              Notes to Unaudited Pro Forma Statement of Operations
                      for the Year Ended December 31, 1994


1. The write off of the pro forma purchase price amount allocated to technology on in-process products is not reflected in the unaudited pro forma statement of operations. This amount relates to research and development in process for which there is no alternative future use and is expected to approximate $2,902,000. This amount will be written off in the initial period of operations of the combined companies.

2. Net loss per OXIS share in the unaudited pro forma statement of operations has been computed based upon 12,124,423 Common Shares outstanding upon consummation of the acquisition.

                     Unaudited Pro Forma Balance Sheet of
                           OXIS International, Inc.
         (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
                         Combined as of March 31, 1995


                                                                  Pro forma          Pro forma
ASSETS                                     OXIS       Therox     adjustments         combined
                                           ----       ------     -----------         ---------
Current assets:
   Cash and cash equivalents          $   724,000     $344,000   $    69,000  (1)   $ 2,637,000
                                                                   1,500,000  (4)
   Certificates of deposit                198,000                                       198,000
   Accounts receivable                  1,002,000                                     1,002,000
   Inventories                            653,000                                       653,000
   Prepaid and other                      313,000                                       313,000
                                      -----------     --------   -----------        -----------

      Total current assets              2,890,000      344,000     1,569,000          4,803,000


Property and equipment, net             1,286,000       18,000                        1,304,000

Assets under capital leases, net        1,422,000                                     1,422,000

Technology for in-process products                                 3,081,000  (2)             0
                                                                  (3,081,000) (3)
Technology for developed products and
   custom assays, net                   5,189,000                                     5,189,000

Other assets                              300,000       12,000                          312,000
                                      -----------     --------   -----------        -----------

      Total assets                    $11,087,000     $374,000   $ 1,569,000        $13,030,000
                                      ===========     ========   ===========        ===========

                     Unaudited Pro Forma Balance Sheet of
                           OXIS International, Inc.
         (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
                         Combined as of March 31, 1995

LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                            Pro forma              Pro forma
                                           OXIS            Therox           adjustments            combined
                                           ----            ------           -----------            ---------
Current liabilities:
   Note payable to bank                 $    198,000                                              $    198,000
   Other notes payable                       766,000                                                   766,000
   Accounts payable                        2,066,000      $ 167,000                                  2,233,000
   Customer deposits                         250,000                                                   250,000
   Accrued liabilities                       661,000          4,000         $   133,000   (5)          798,000
   Current portion of capital lease
   obligations                               431,000                                                   431,000
                                        ------------       --------         -----------           ------------

       Total current liabilities           4,372,000        171,000             133,000              4,676,000

Capital lease obligations                    267,000                                                   267,000

Other liabilities                             76,000                                                    76,000

Shareholders' equity:
   Preferred stock:
       OXIS                                                                       6,000   (4)            6,000
       Therox                                                 1,000              (1,000)  (2)                0

   Common stock:
       OXIS                                4,708,000                            720,000   (2)        5,428,000
       Therox                                                     0

   Additional paid-in capital:
       OXIS                               20,338,000                          2,633,000   (2)       24,332,000
                                                                              1,494,000   (4)
                                                                               (133,000)  (5)
       Therox                                               979,000              69,000   (1)                0
                                                                             (1,048,000)  (2)
   Accumulated deficit:
       OXIS                              (18,896,000)                        (3,081,000)  (3)      (21,977,000)
       Therox                                              (777,000)            777,000   (2)                0

   Accumulated translation adjustments       222,000                                                   222,000
                                        ------------       --------         -----------           ------------

       Total shareholders' equity          6,372,000        203,000           1,436,000              8,011,000
                                        ------------       --------         -----------           ------------
          Total liabilities and
          shareholders' equity          $ 11,087,000       $374,000         $ 1,569,000           $ 13,030,000
                                        ============       ========         ===========           ============

                   Notes to Unaudited Pro Forma Balance Sheet
                                 March 31, 1995

1. To reflect cash paid for exercise of Therox stock options prior to the acquisition of Therox by OXIS.

2. To reflect the pro forma purchase price, $3,353,313, paid to acquire Therox, consisting of 1,440,736 shares of OXIS Common Stock at $2.3275 per share. This valuation is based on the average of the closing price of OXIS Common Stock from July 14, 1995 through July 20, 1995, the day after the consummation of the acquisition, discounted 30% for certain trading restrictions and the number of shares of OXIS Common Stock being issued in the transaction, as compared to the average trading volume of OXIS Common Stock. The excess of the pro forma purchase price over the shareholders' equity of Therox has been allocated entirely to technology for in-process products.

   Stock issued in connection with the acquisition has been recorded in shareholders' equity as follows:


     Common Stock, 1,440,736 shares at $.50 par              $  720,000
     Additional paid-in capital                               2,633,000
                                                             ----------

     Stock issued - 1,440,736 shares at $2.3275 per share    $3,353,000
                                                             ==========

3. The amount allocated to technology on in-process products will be charged to expense in the first statement of operations for the combined companies inasmuch as these amounts relate to research and development for which there is no alternative future use. Consequently, the unaudited pro forma balance sheet has been prepared to present the total assets and shareholders' equity immediately following this write off.

4. To reflect $1,500,000 cash paid by the two major Therox shareholders for 642,583 shares of OXIS Series B Preferred Stock. The Series B preferred Stock is presented as:


     642,583 shares at .01 par     $    6,000
     Additional paid in capital     1,494,000
                                   ----------

     Cash paid                     $1,500,000
                                   ==========

5. To reflect a liability for costs directly attributable to issuance of stock.

6. In addition to the OXIS shares issued, the stockholders of Therox may receive up to $2,000,000 based on the successful commercialization of the Therox technologies. No effect has been given in the pro forma balance sheet for this matter.

                  Unaudited Pro Forma Statement of Operations
                            OXIS International, Inc.
          (OXIS International, Inc., and Therox Pharmaceuticals, Inc.)
               Combined for the three months ended March 31, 1995



                                                                             Pro forma           Pro forma
                                              OXIS          Therox          adjustments          combined
                                              ----          ------          -----------          ---------
Revenues:
   Sales                                   $2,075,000                                            $2,075,000
   Royalties                                   51,000                                                51,000
                                           ----------     ----------        -----------          ----------

      Total revenues                        2,126,000                                             2,126,000

Costs and expenses:
   Cost of sales                            1,177,000                                             1,177,000
   Research and development                 1,029,000     $  177,000                              1,206,000
   Sales, general and administrative          645,000          5,000                                650,000
   Purchased in-process technology                                                                        0
                                           ----------     ----------        -----------          ----------

      Total costs and expenses              2,851,000        182,000                              3,033,000
                                           ----------     ----------        -----------          ----------

Operating loss                               (725,000)      (182,000)                              (907,000)

Interest income                                 6,000          2,000                                  8,000

Interest expense                              (38,000)                                              (38,000)
                                           ----------     ----------        -----------          ----------

Net loss                                    ($757,000)     ($180,000)                $0           ($937,000)
                                           ==========     ==========        ===========          ==========

Net loss per OXIS share                        ($0.08)                                               ($0.08)
                                           ==========                                            ==========

              Notes to Unaudited Pro Forma Statement of Operations
                   for the Three Months Ended March 31, 1995


1. The write off of the pro forma purchase price amount allocated to technology on in-process products is not reflected in the unaudited pro forma statement of operations. This amount relates to research and development in process for which there is no alternative future use and is expected to approximate $3,081,000. This amount will be written off in the initial period of operations of the combined companies.

2. Net loss per OXIS share in the unaudited pro forma statement of operations has been computed based upon 12,124,423 Common Shares outstanding upon consummation of the acquisition.